UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A
 Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Prospect Energy Corporation

(Name of Registrant as Specified in Its Charter)

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PROSPECT ENERGY CORPORATION
10 East 40th Street, Suite 4400
New York, New York 10016

October 21, 2005

Dear Stockholder:

          You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Prospect Energy Corporation (the “Company”) to be held on Monday, November 21, 2005 at 10:30 a.m., Eastern Time, at the offices of EOS Fund Services LLC (“EOS”) 41 Madison Ave. 30th Floor, New York, New York 10010.

          The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.  At the meeting, you will be asked to elect two directors of the Company and to ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.  I will also report on the progress of the Company during the past year and answer stockholders’ questions.

          It is important that your shares be represented at the Annual Meeting.  Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting.  If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting.  Please return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting.  If you prefer, you can save time by voting through the Internet or by telephone as described in the Proxy Statement and on the enclosed proxy card.  Your vote is very important to us.  I urge you to vote your proxy as soon as possible.

Sincerely yours,

John F. Barry
Chief Executive Officer

PROSPECT ENERGY CORPORATION
10 East 40th Street, Suite 4400
New York, New York 10016
(212) 448-0702

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 21, 2005

To the Stockholders of Prospect Energy Corporation:

          The 2005 Annual Meeting of Stockholders of Prospect Energy Corporation (the “Company”) will be held at the offices of EOS Fund Services LLC (“EOS”) 41 Madison Ave. 30th Floor, New York, New York 10010 on Monday, November 21, 2005, at 10:30 a.m. Eastern Time for the following purposes:

1.	To elect two Class I directors of the Company, who will each serve for a term of three years, or until their successors are duly elected and qualified; and

2.	To ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006; and

3.	To transact such other business as may properly come before the Annual Meeting.

          You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on September 23, 2005.  Please complete the enclosed form of proxy so that your shares can be voted if you do not attend the meeting.  If you are present at the meeting and want to vote your shares personally, your form of proxy will be withheld from voting upon your request prior to balloting.  Please return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting.  Instructions are shown on the proxy card.  You may also vote by telephone or through the Internet.  In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further s olicitation of proxies by the Company.

By Order of the Board of Directors,

William E. Vastardis
Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary

New York, New York
October 21, 2005

          This is an important meeting.  To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, or vote by telephone or through the Internet.  Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

PROSPECT ENERGY CORPORATION
10 East 40th Street, Suite 4400
New York, New York 10016
(212) 448-0702

PROXY  STATEMENT

2005 Annual Meeting of Stockholders

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Prospect Energy Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2005 Annual Meeting of Stockholders to be held on Monday, November 21, 2005, at 10:30 a.m. at the offices of EOS Fund Services LLC (“EOS”) 41 Madison Ave. 30th Floor, New York, New York 10010 and at any postponements or adjournments thereof (the “Meeting”).  This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about October 24, 2005.

          We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares).  If you properly sign and date the accompanying proxy card or vote by telephone or through the Internet, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified.  If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of each of the nominees as directors, FOR the ratification of the Company’s independent registered public accounting firm, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting.

          If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting.  Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares.

          If your shares are held for your account by a broker, trustee, bank or other institution or nominee, you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.  Please bring with you a legal proxy or letter from the broker, trustee, bank or other institution or nominee confirming your beneficial ownership of the shares as of the record date, September 23, 2005.

          If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class I directors of the Company who will each serve for a term of three years, or until their successors are duly elected and qualified; and

2.	To ratify the selection of BDO Seidman, LLP (“BDO”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006; and

3.	To transact such other business as may properly come before the Meeting.

Voting Securities

          You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on September 23, 2005 (the “Record Date”).  There were 7,055,100 shares of the Company’s common stock outstanding on the Record Date.  Each share of the common stock is entitled to one vote.

Quorum Required

          A quorum must be present at the Meeting for any business to be conducted.  The presence at the Meeting, in person or by proxy, of the holders of shares of stock of the Company representing a majority of the shares outstanding on the Record Date will constitute a quorum.  Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals), if any, will be treated as shares present for quorum purposes.

          If a quorum is not present at the Meeting, the stockholders who are represented may adjourn the Meeting until a quorum is present.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

          Election of Directors.  The election of a director requires the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  Stockholders may not cumulate their votes.  If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated.  Because directors are elected by a majority of the votes, abstentions and broker non-votes will have the effect of a vote against a nominee.

          Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of BDO to serve as the Company’s independent registered public accounting firm.  Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

          Additional Solicitation.  If there are not enough votes to approve a proposal at the Meeting, the stockholders who are represented may adjourn the Meeting to permit the further solicitation of proxies with respect to that proposal.  The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Information Regarding This Solicitation

          The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card.  If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

          In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company and/or Prospect Capital Management, LLC (“PCM”), the Company’s investment adviser.  PCM is located at 10 East 40th Street, Suite 4400, New York, New York 10016.  Certain other members of the affiliated present and predecessor companies of PCM are referred to as “Prospect.”  No additional compensation will be paid to directors, officers or regular employees for such services.

          Stockholders may provide their voting instructions by telephone or through the Internet.  These options require stockholders to input the Control Number which is located on each proxy card.  After inputting this number, stockholders will be prompted to provide their voting instructions.  Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

          If a stockholder wishes to participate in the Meeting, but does not wish to provide voting instructions by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.  Merely attending the Meeting without voting at the Meeting, however, will not revoke any previously given proxy.  Should stockholders require additional information regarding the Proxy Statement or require a replacement proxy card, they may contact the Company at 1-212-448-0702.

          Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.  Any such notice of revocation should be provided in writing signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

          As of the Record Date, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940 (the “1940 Act”).

          Our directors are divided into two groups – interested directors and independent directors.  Interested directors are “interested persons” of the Company, as defined in the 1940 Act.

          The following table sets forth, as of October 21, 2005, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group.  As of October 17, 2005, there were no persons known to us who beneficially own 5% or more of the outstanding shares of our common stock.

          Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “Commission”) and includes voting or investment power with respect to the securities.  Ownership information for those persons, if any, who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D or Schedule 13G filings by such persons with the Commission and other information obtained from such persons, if available.

          Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company.  Our address is 10 East 40th Street, Suite 4400, New York, New York 10016.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)

Interested Directors
John F. Barry	120,072.67	(2)	1.70%
M. Grier Eliasek	1,027.32		*
Independent Directors
Michael E. Basham	2,063.94		*
Robert A. Davidson	3,000		*
Walter V.E. Parker	None		N/A
Executive Officers
William E. Vastardis	10,000		*
Executive officers and directors as a group	136,163.60		1.93%

*	Represents less than one percent.

(1)	Based on a total of 7,055,100 shares of the Company’s common stock issued and outstanding as of October 17, 2005.

(2)	Includes indirect beneficial ownership of 100 shares of the Company’s common stock through Prospect Capital Management, LLC, the Company’s investment adviser.

          The following table sets forth the dollar range of equity securities beneficially owned by each director and each nominee for election as a director of the Company as of October 17, 2005.  Information as to beneficial ownership is based on information furnished to the Company by the directors.  (We are not part of a “family of investment companies” as that term is defined in the 1940 Act.)

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors
John F. Barry	Over $100,000 (4)
M. Grier Eliasek	$10,001-$50,000
Independent Directors
Michael E. Basham	$10,001-$50,000
Robert A. Davidson	$10,001-$50,000
Walter V.E. Parker	N/A

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(3)	The dollar range of equity securities beneficially owned in the Company is based on the closing price of $13.02 on October 17, 2005 on the Nasdaq Stock Market.

(4)	Includes indirect beneficial ownership of 100 shares of the Company’s common stock through Prospect Capital Management, LLC, the Company’s investment adviser.

PROPOSAL I:  ELECTION OF DIRECTORS

          Pursuant to the Company’s bylaws, the Board of Directors may modify the number of members of the Board provided that the number thereof shall never be less than three nor more than eight.  In accordance with the bylaws, the Company currently has five members of the Board of Directors.  Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year.  Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

          A stockholder can vote for or withhold his or her vote from the nominee.  In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below.  If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement.  The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve.

          The Board Of Directors Recommends That You Vote FOR The Election Of The Nominees Named In This Proxy Statement.

Information about the Nominees and Directors

          Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.  All the nominees for Class I currently serve as directors of the Company.

          Mr. Robert A. Davidson and Mr. Walter V.E. Parker each have been nominated for election for a three year term expiring in 2008.  Neither Mr. Davidson nor Mr. Parker is being proposed for election pursuant to any agreement or understanding between either Mr. Davidson or Mr. Parker and the Company.

Nominees for Class I Directors – Term Expiring in 2008

Independent Directors

          The following directors are not “interested persons” as defined in the Investment Company Act of 1940.

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director (2)

Robert A. Davidson, 47	Director	Class I Director since June 2004; Term Expires 2005	Mr. Davidson is currently Chief Executive Officer, Chief Investment Officer and President of Longwood Investment Advisors, a small-cap and mid-cap money manager, which he co-founded in 1991.	None

Walter V.E. Parker, 58	Director	Class I Director since June 2004; Term Expires 2005

Executive Director of the Greenwich Land Trust, Inc., a not for profit organization focused on the preservation of open space since January 2005.  From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm.

None

Continuing Directors (not up for election at the Meeting)

Class II Directors – Term Expiring 2006

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director (2)

Interested Director
M. Grier Eliasek, 32 (3)	Director, President and Chief Operating Officer	Class II Director since June 2004; Term expires 2006	President and Chief Operating Officer of the Company; Managing Director of PCM and Prospect Administration, LLC since June 2004; Senior Professional of Prospect.	None

Independent Director
Michael E. Basham, 55	Director	Class II Director since June 2004; Term expires 2006	Executive Vice President of Finance and Planning of Howard Energy Co., Inc.	None

Class III Director – Term Expiring 2007

Name, Address and Age (1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director (2)

Interested Director
John F. Barry, 53 (4)	Director, Chairman of the Board, Chief Executive Officer	Class III Director since June 2004; Term expires 2007	Chairman and Chief Executive Officer of the Company; Managing Director and Chairman of the Investment Committee of PCM and Prospect Administration, LLC since June 2004; Managing Director of Prospect.	None

(1)	The business address of the director nominees and other directors and executive officers is c/o Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Mr. Eliasek is an interested director due to his position as an officer of PCM.

(4)	Mr. Barry is an interested director due to his position as an officer of PCM.

Committees of the Board of Directors

          Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee.  For the fiscal year ended June 30, 2005, the Board of Directors of the Company held sixteen Board meetings, nine Audit Committee meetings, and three Nominating and Corporate Governance Committee meetings.   All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served.  The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

          The Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board of Directors.  The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “independent accountants”) to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants.  The Audit Committee is presently composed of three persons:  Messrs. Basham, Davidson, and Parker, all of whom are not “interested persons” as defined in the 1940 Act and are considered independent under the National Association of Securities Dealers’ Marketplace Rules (the “NASD Marketplace Rules”).  The Company’s Board of Directors has determined that Messrs. Basham and Parker each is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K.  The Audit Committee may delegate its pre-approval responsibilities to one or more of its members.  The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Audit Committee Charter is attached as Appendix A to this Proxy Statement.

          The function of the Audit Committee is oversight.  Management of the Company is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.  The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards.  The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s shareholders.  The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

          In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession.  As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.  Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Company and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.

          The Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Basham, Davidson, and Parker, all of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Nominating and Governance Committee has adopted a written Nominating and Corporate Governance Committee charter that is attached as Appendix B to this Proxy Statement.

          The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations.  Nominations should be sent to William E. Vastardis, Secretary, Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Marketplace Rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors.

Corporate Governance

          Corporate Governance Guidelines

          Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company.  These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

          Code of Conduct

          The Company has adopted a code of conduct which applies to, among others, its senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every employee of the Company.  The Company’s code of conduct is attached as an exhibit to the Company’s Annual Report on Form 10-K filed with the Commission, and can be accessed via the Internet site of the Commission at http://www.sec.gov.  The Company intends to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

          Code of Ethics

          The Company and PCM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

          Internal Reporting and Whistle Blower Protection Policy

          The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.  Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”).  Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chairman (together with the CCO, “Complaint Officers”).  Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Prospect Energy Corporation Chief Compliance Officer 10 East 40th Street, Suite 4400 New York, New York 10016.

The Audit Committee Chairman may be contacted at:

Walter V.E. Parker Prospect Energy Corporation Audit Committee Chairman 10 East 40th Street, Suite 4400 New York, New York 10016.

          Independent Directors

          The Board of Directors, in connection with the 1940 Act and  NASD Marketplace Rules 4200(a)(15) and 4350(c), has considered the independence of members of the Board who are not employed by PCM and has concluded that Messrs. Michael E. Basham, Robert A. Davidson, and Walter V.E. Parker are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the NASD Marketplace Rules.  In reaching this conclusion, the Board of Directors concluded that Messrs. Basham, Davidson, and Parker had no relationships with PCM or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in the Company that are on the same terms as those of other shareholders.

Communication with the Board of Directors

          Stockholders with questions about the Company are encouraged to contact the Company.  Shareholders may communicate with the Company or its Board of Directors by sending their communications to Prospect Energy Corporation, c/o William E. Vastardis, Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary, 10 East 40th Street, Suite 4400, New York, New York 10016.  All stockholder communications received in this manner will be delivered as appropriate to the Board of Directors.

Information about Executive Officers Who Are Not Directors

Name, Address and Age (1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years

William E. Vastardis, 49	Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary

Mr. Vastardis is a founder and President of EOS Fund Services LLC and Co-Chief Executive Officer of EOS Compliance Services LLC.  Mr. Vastardis founded EOS Fund Services LLC in 2003 and EOS Compliance Services LLC in June 2004.  EOS Compliance Services LLC performs chief compliance officer services for various registered investment companies and registered investment advisers.  Prior to founding EOS Fund Services LLC, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998.  Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed in 2003 to found EOS Fund Services LLC.

(1)	The business address of Mr. Vastardis is c/o Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016.

Compensation of Executive Officers and Directors

          The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2005.  No compensation is paid to the interested directors by the Company.

COMPENSATION TABLE

Name and Position	Aggregate Compensation from the Company		Pension or Retirement Benefits Accrued as Part of the Company’s Expenses(1)	Total Compensation Paid to Director/Officer

Interested Directors
John F. Barry	None		None	None
M. Grier Eliasek	None		None	None
Independent Directors
Michael E. Basham	$75,000		None	$75,000
Robert A. Davidson	70,000		None	70,000
Walter V.E. Parker	75,000		None	75,000
Executive Officers
William E. Vastardis (2)	—	(3)	None	—	(3)
Karen Gattegno (4)	100,000		None	100,000
Eugene S. Stark (5)	50,000		None	50,000
Mark N. Witt (6)	12,500		None	12,500

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Mr. Vastardis has served as Chief Compliance Officer as of January 4, 2005, and as Chief Financial Officer, Treasurer and Secretary as of April 30, 2005.

(3)

The compensation of William E. Vastardis for his service as Chief Financial Officer, Treasurer and Secretary of the Company is paid by EOS Fund Services LLC.  EOS Fund Services is in turn paid by the Company at a monthly rate of $18,750.  The compensation of William E. Vastardis for his service as Chief Compliance Officer of the Company is paid by EOS Compliance Services LLC.  EOS Compliance Services LLC is in turn paid by the Company at a monthly rate of $6,250.  In addition, the Company pays EOS Compliance Services LLC for certain other services at the rate of $270 per hour.  Both EOS Fund Services LLC and EOS Compliance Services LLC determines the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company.  For the fiscal year ending June 30, 2005, the Company paid EOS Compliance Services LLC approximately $44,045 for services rendered by Mr. Vastardis as Chief Compliance Officer from January 4, 2005 through June 30, 2005.  For the fiscal year ending June 30, 2005, the Company paid EOS Fund Services LLC approximately $37,500 for services rendered by Mr. Vastardis as Chief Financial Officer, Treasurer and Secretary from April 30, 2005 through June 30, 2005.

(4)	Karen Gattegno served as Chief Compliance Officer from June 9, 2004 until December 23, 2004, and as Chief Financial Officer, Treasurer and Secretary from September 9, 2004 until December 23, 2004.

(5)	Eugene S. Stark served as Chief Financial Officer from January 3, 2005 through April 29, 2005.

(6)	Mark N. Witt served as Chief Financial Officer from June 9, 2004 through September 9, 2004.

Compensation of Directors

          The independent directors receive an annual fee of $70,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also receives an additional annual fee of $5,000.  No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act.  In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.

Certain Relationships and Transactions

Transactions with Affiliated Persons

          We have entered into an investment advisory agreement with PCM.  Our chairman of the Board is the sole member of and controls PCM.  Our senior management may in the future also serve as principals of other investment managers affiliated with PCM that may in the future manage investment funds with investment objectives similar to ours.  In addition, our executive officers and directors and the principals of PCM may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PCM. However, our investment adviser and other members of the affiliated present and predecessor companies of PCM (previously defined as “Prospect”) intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client.

          In addition, pursuant to the terms of an administration agreement, Prospect Administration LLC provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. PCM is the sole member of and controls Prospect Administration.  Prospect Administration LLC, pursuant to the approval of our Board of Directors, has engaged EOS Fund Services LLC to serve as the sub-administrator of the Company.

          We have no intention of investing in any portfolio company in which Prospect or any affiliate currently has an investment.

Section 16(a) Beneficial Ownership Reporting Compliance

          Pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the Securities and Exchange Commission and the Company.  Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates.  Based on the Company’s review of Forms 3, 4 and 5 filed by such persons, the following table represents information with respect to late filings of such forms.

Name	Number of Late Reports	Number of Transactions that Were Not Reported on a Timely Basis	Known Failure to File a Required Form

William E. Vastardis	One late Form 3	None	None
Eugene S. Stark (1)	One late Form 3	None	None
John F. Barry	None	One Transaction (2)	None

(1)	Mr. Stark served as the Company’s Chief Financial Officer from January 3, 2005 to April 29, 2005.

(2)	The purchase of 500 shares of the Company’s common stock was inadvertently omitted from Mr. Barry’s Form 4 filed on August 3, 2004. An amendment to that Form 4 was filed on August 20, 2004.

PROPOSAL II:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The 1940 Act requires that the Company’s independent registered public accounting firm be selected by a majority of the independent directors of the Company.  One of the purposes of the Audit Committee is to recommend to the Company’s Board of Directors the selection, retention or termination of the independent registered public accounting firm for the Company.  At a meeting held on September 13, 2005, the Company’s Audit Committee recommended and the Company’s Board, including a majority of the independent directors, approved the selection of BDO as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.  Although not required by the 1940 Act or the NASD Marketplace Rules, the Company is subjecting the Board’s selection of BDO to the ratification or rejection of shareholders.  A representative of BDO will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.  After reviewing the Company’s audited financial statements for the fiscal year ending June 30, 2005, the Company’s Audit Committee recommended to the Company’s Board that such statements be included in the Company’s Annual Report to shareholders.  A copy of the Audit Committee report appears on page 12.

          On January 4, 2005, KPMG LLP (“KPMG”) notified the management of the Company and the Audit Committee that it had decided to resign as the Company’s independent auditors because, based on their assessment of available resources and the expected future service needs of the Company, KPMG had concluded that it did not want to continue as the Company’s auditors.  In resigning, KPMG advised the Company that due to the existence of an internal investigation, it is possible that additional information could arise that might materially impact the fairness or reliability of the financial statements of the Company.  Based upon inquiries made of KPMG in connection with that internal investigation, KPMG stated to the Company that it was not in possession of any such information at that time.  At the time of KPMG’s resignation, the Company’s internal investigation was incomplete, and therefore KPMG subsequently disclosed that it had not performed any procedures to satisfy it regarding the conduct or findings of the investigation.  The report of KPMG on the Company’s financial statements as of June 24, 2004 and for the period from inception, April 13, 2004 to June 24, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  KPMG disclosed that it had performed review procedures, in accordance with Statement on Auditing Standards No. 100, for the quarter ended September 30, 2004; however, KPMG also disclosed that it did not review the subsequent period beginning October 1, 2004 through January 4, 2005, the date of its resignation.  In connection with the audit of the Company’s financial statements as of June 24, 2004 and the subsequent interim period for the quarter ended September 30, 2004, which KPMG reviewed, there were no disagreements between KPMG and the Company on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure or any other reportable events requiring disclosure in accordance with Item 304 of Regulation S-K.

          On January 7, 2005, the Audit Committee approved the engagement of BDO as the Company’s independent registered public accounting firm.  The Company had retained BDO as the independent registered public accounting firm for its portfolio company, Gas Solutions II, Ltd.  However, the Company, or anyone acting on its behalf, had not consulted with BDO with respect to either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was the subject of a disagreement or a reportable event.  At the time, the engagement of BDO was subject to BDO’s completion of its diligence and the conclusion of the Audit Committee’s internal investigation relating to allegations made by a former Chief Financial Officer and Chief Compliance Officer of the Company of certain “improprieties.”  The investigation, which is now complete, was conducted by counsel to the Company’s independent directors, Willkie Farr & Gallagher LLP.  Willkie Farr & Gallagher LLP found that the allegations of improprieties were without merit.  BDO completed its diligence and remained as the Company’s independent registered public accounting firm.

          The Audit Committee and the Board of Directors have considered the independence of BDO and have concluded that BDO is independent as required by Independence Standards Board Standard No. 1.  In connection with their determination, BDO has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.

          Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in the Company’s Annual Report on Form 10-K and a review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, or services that are normally provided by BDO (and formerly KPMG) in connection with statutory and regulatory filings for the past two fiscal years.  Audit Fees incurred by the Company were $321,572 for the fiscal year ended June 30, 2005 (which includes an estimated $100,000 for the audit of the June 30, 2005 fiscal year-end financial statements included in the Company’s Annual Report on Form 10-K) and $46,000 for the period from commencement of operations to June 30, 2004.

          Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.  The Company incurred no such fees for the past two fiscal years.

          Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.  Tax fees incurred by the Company were $11,500 for the fiscal year ended June 30, 2004, and include services for BDO’s provision of tax preparation services and the execution and filing of the Company’s tax returns.  The Company has not yet been billed for tax fees for the fiscal year ending June 30, 2005, but such fees are estimated at approximately $25,000.

          All Other Fees.  All other fees would include fees for products and services other than the services reported above.  The Company incurred no such fees for the past two fiscal years.

Audit Committee Report(1)

          The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2005.

          The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and BDO, the Company’s independent registered public accounting firm, with and without management present.  The Audit Committee included in its review results of BDO’s examinations, the Company’s disclosure controls and procedures, and the quality of the Company’s financial reporting.  The Audit Committee also reviewed the Company’s procedures and disclosure controls designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission.  The Audit Committee is satisfied that the Company’s disclosure controls and procedures are adequate and that the Company employs appropriate accounting and auditing procedures.

          The Audit Committee also has discussed with BDO matters relating to BDO’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 61 (Communications with Audit Committees).  In addition, the Audit Committee has discussed with BDO their independence from management and the Company, as well as the matters in the written disclosures received from BDO and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received oral communications from BDO confirming their independence and discussed the matter with BDO. The Audit Committee discussed and reviewed with BDO the Company’s critical accounting policies and practices, disclosure controls, other material written communications to management, and the scope of BDO’s audits and all fees paid to BDO during the fiscal year.  Pursuant to the Audit Committee charter, the Audit Committee may review and pre-approve audit and permissible non-audit services performed by BDO for the Company.  The Audit Committee may delegate pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.  The Audit Committee has reviewed and considered the compatibility of BDO’s performance of non-audit services with the maintenance of BDO’s independence as the Company’s independent registered public accounting firm.

          Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended June 30, 2005 be included in the Company’s Annual Report on Form 10-K for the same fiscal year for filing with the Commission.  In addition, the Audit Committee has engaged BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006 (subject to ratification by the Company’s stockholders).

Respectfully Submitted,

The Audit Committee

Michael E. Basham
Robert A. Davidson
Walter V.E. Parker

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

          Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of BDO Seidman, LLP as the independent registered public accounting firm of the Company.

          The Board Of Directors Recommends That You Vote FOR Ratifying the Selection of BDO Seidman, LLP as the Independent Registered Public Accounting Firm of the Company.

OTHER BUSINESS

          The Board of Directors knows of no other business to be presented for action at the Meeting.  If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

SUBMISSION OF STOCKHOLDER PROPOSALS

          The submission of a proposal does not guarantee its inclusion in the Company’s Proxy Statement or presentation at the Meeting unless certain securities law requirements are met.  The Company expects that the 2006 Annual Meeting of Stockholders will be held in October 2006, but the exact date, time, and location of such meeting have yet to be determined.  A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than June 23, 2006, in order for the proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the October 2006 meeting.

          For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, Commission rules permit management to vote proxies in its discretion if (a) the Company receives notice of the proposal before the close of business on June 23, 2006 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on June 23, 2006.

          Notices of intention to present proposals at the 2006 Annual Meeting should be addressed to William E. Vastardis, Corporate Secretary, c/o Prospect Energy Corporation, 10 East 40th Street, Suite 4400, New York, New York 10016 and should be received by the Company in the time period described above.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

          You are cordially invited to attend the Annual Meeting of Stockholders in person.  Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or vote by telephone or through the Internet.

By Order of the Board of Directors

/s/ William E. Vastardis

Chief Compliance Officer, Chief Financial Officer, Treasurer and Secretary

New York, New York
October 21, 2005

FOR FASTER, MORE CONVENIENT VOTING
BY TELEPHONE OR INTERNET

(See below for instructions)
VOTE BY PHONE:  Call toll-free 1-888-221-0697
INTERNET VOTING:  www.proxyweb.com

999 999 999 999 99

PROSPECT ENERGY CORPORATION (the “Company”)
PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY
By my signature below, I appoint John F. Barry and M. Grier Eliasek as my attorneys to vote all Company shares that I am entitled to vote at the Annual Meeting of Shareholders be held at the offices of EOS Fund Services LLC (“EOS”) 41 Madison Ave. 30th Floor, New York, New York 10010 on Monday, November 21, 2005, at 10:30 a.m. Eastern Time and at any adjournments of the meeting.  Any one of John F. Barry or M. Grier Eliasek may vote my shares, and they may appoint substitutes to vote my shares on their behalf.  I instruct John F. Barry and M. Grier Eliasek to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed.  I acknowledge receipt of the Fund’s Notice of Annual Meeting of Shareholders and proxy statement.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date _____________________

Signature(s) (Title(s), if applicable) (Sign in the Box)
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.
MIS

Please fill in box as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS REVOCABLE AND WILL BE VOTED IN FAVOR OF (FOR) PROPOSALS 1 AND 2 IF NO SPECIFICATION IS MADE BELOW.  AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

1. To elect the following nominees to serve as Class I directors of the Company.	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	FOR ALL EXCEPT*
(1) Robert A. Davidson
(2) Walter V.E. Parker
	☐	☐	☐

*(To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s number on the line above.)

2. The ratification of the selection of BDO Seidman, LLP as the independent registered public accounting firm for Prospect Energy Corporation for the fiscal year ending June 30, 2006.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3. To vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD IN THE SPACES PROVIDED ON THE REVERSE SIDE.

MIS

APPENDIX A

PROSPECT ENERGY CORPORATION
(THE “CORPORATION”)

AUDIT COMMITTEE CHARTER

          Purpose

          The Audit Committee is appointed by the Board of Directors of the Corporation, pursuant to authority delegated to it by the Board, to monitor (1) the integrity of the financial statements of the Corporation, (2) the independent auditor’s qualifications and independence, (3) the performance of the Corporation’s internal audit function and independent auditors, and (4) the compliance by the Corporation with legal and regulatory requirements.

          The Audit Committee shall prepare the report required by the Securities and Exchange Commission (the “Commission”) to be included in the Corporation’s annual proxy statement.

          Committee Membership and Function

          The Audit Committee of the Corporation shall at all times have at least three members and be composed solely of Independent Board Members.  “Independent Board Members” are Corporation Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation, (ii) are “independent directors” (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, (iii) have not participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years, and (iv) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission, including the requirement that they not accept directly or indirectly any consulting, advisory, or other compensation from the Corporation or any subsidiary thereof (other than Directors’ fees received in his or her capacity as a member of the Audit Committee, Board of Directors or another committee of the Board of the Corporation or such subsidiary).  The Board of Directors shall designate the members of the Audit Committee.  The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies, and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Board Members.  The members of the Audit Committee shall select its Chairman, which shall periodically rotate amongst its members as frequently as determined by the Audit Committee.

          As a matter of best practices, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002 and rules adopted thereunder from time to time (“Sarbanes-Oxley Act”).  To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board as an “audit committee financial expert.”  The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including, but not limited to, a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial experts” and any related disclosure to be made concerning this matter.  If a vacancy exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board will, as a matter of best practices, endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter.  The designation of a member of the Audit Committee as an “audit committee financial expert” will not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability imposed on the designee as a member of the Audit Committee and of the Board of Directors.

          Notwithstanding the foregoing, for so long as the Corporation’s common stock is listed on The Nasdaq National Market (i) the Audit Committee shall at all times have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable

1

experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, and (ii) all members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

          Committee Authority and Responsibilities

          The function of the Audit Committee is oversight.  Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations.  The independent accountants are primarily responsible for planning and carrying out a proper audit of the Corporation’s annual financial statements in accordance with generally accepted accounting standards.  The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Corporation’s shareholders.  The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Corporation’s independent accountants (subject, if applicable, to shareholder ratification).

          In fulfilling their responsibilities thereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation or management and are not, and do not represent themselves to be, accountants or auditors by profession.  As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.  Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside the Corporation and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Corporation, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Corporation.  In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

          The Audit Committee shall be given the resources and authority appropriate to discharge its responsibilities, including the authority to retain experts, independent counsel or consultants at the expense of the Corporation.  The Audit Committee shall also be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

          The Audit Committee shall review this Charter at least once annually and recommend any changes to this Charter that it deems appropriate to the full Board of Directors.  The Audit Committee shall have such further responsibilities as are given to it from time to time by the Board of Directors.  The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

          Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

[1]

For purposes of this Charter, the term management means the appropriate officers of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).  Also, for purposes of this Charter, the phrase internal accounting staff means the appropriate officers and employees of the Corporation, and its investment adviser, administrator, fund accounting agent, and other key service providers (other than the independent accountants).

2

          Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

          Retention of Independent Accountants and Approval of Services

To select or retain each year a firm or firms of independent accountants to audit the accounts and records of the Corporation, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate.

To pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law.2

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members.  The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

          Oversight of the Corporation’s Relationship with the Independent Accountants

To obtain and review a report from the independent accountants at least annually regarding:

(a)	the independent accountants’ internal quality-control procedures;

(b)

any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

(c)	any steps taken to deal with any such issues; and

(d)	all relationships between the independent accountants and the Corporation.

To evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)	evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Corporation;

(b)	considering whether the accountant’s quality controls are adequate;

(c)	considering whether the provision of permitted non-audit services is compatible with maintaining the accountant’s independence; and

(d)	taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function).

[2]

In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) to be rendered to the Corporation by its independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B)) rendered by the Corporation’s independent accountants to the Corporation’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Corporation if the engagement relates directly to the operations and financial reporting of the Corporation.

3

The Audit Committee shall present its conclusions with respect to the independent accountants to the Board.

To ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.  To consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accounting firm on a regular basis.

To recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Corporation.

To discuss with the national office of the independent accountants issues on which they were consulted by the Corporation’s audit team and matters of audit quality and consistency.

To consider the effect on the Corporation of:

(a)	any changes in accounting principles or practices proposed by management or the independent accountants;

(b)	any changes in service providers, such as the Corporation’s accountants or administrators, that could impact the Corporation’s internal controls; and

(c)	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources.

To review a presentation by the independent accountants with respect to the Corporation’s qualification under Subchapter M of the Internal Revenue Code and amounts distributed and reported to shareholders for Federal tax purposes.

To annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence.

To interact with the Corporation’s independent accountants, including reviewing and, where necessary, resolving disagreements that have arisen between management and the independent accountants regarding financial reporting.

          Financial Statements and Disclosure Matters

To review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

To review and discuss with management and the independent accountants the Corporation’s quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements.

To meet with the Corporation’s independent accountants at least four times during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate:

(a)	to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b)

to review the Corporation’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

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(c)

to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Corporation’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)	to review with the independent accountants their opinions as to the fairness of the financial statements; and

(e)	to review and discuss quarterly reports from the independent accountants relating to:

	(1)	all critical accounting policies and practices to be used;

(2)

all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and

	(3)	other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.

          Compliance Oversight

To obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated.

To investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Corporation operations.

To establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)	the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

To discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

To discuss with the Corporation’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

          Oversight of Corporation’s Internal Audit Function

To recommend to the Board of Directors the appointment of the Corporation’s principal accounting officer and principal financial officer.

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To consider whether to grant any approvals or waivers sought under the Corporation’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and the National Association of Securities Dealers’ listing standards.

To review any alleged violations under the Corporation’s Code and to make any recommendations to the Board of Directors as it deems appropriate.

To require the Treasurer or other appropriate officers of the Corporation, internal accounting staff, and individuals with internal audit responsibilities, on such reasonable notice as the Audit Committee may provide, to meet with the Audit Committee for consultation on audit, accounting and related financial matters.

To review disclosures made to the Audit Committee by the Corporation’s chief executive officer and chief financial officer, or persons performing similar roles, during their certification process for the Corporation’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q concerning any significant deficiencies in the design or operation of internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

To monitor calculations of the incentive fee payable to the corporation’s investment adviser in order to manage any potential conflicts of interest and to quarterly review calculations used to determine the amount of such incentive fee and require the Corporation’s investment adviser to report any unusual items that materially affected such calculations.

To discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies.

          Fair Value Procedures

Review and provide comments to the investment adviser and independent valuation firm regarding the preliminary valuation conclusions provided by the investment professionals responsible for the portfolio investment.

Review comments provided by the investment adviser and independent valuation firm in response to the Audit Committee comments regarding the preliminary valuation.

          Compensation

Compensation of the chief financial officer shall be recommended to the Board for determination.

          Other

To report its activities to the Board on a regular basis and to make such recommendations with respect to the matters described above and other matters as the Audit Committee may deem necessary or appropriate.

          Committee Meetings

          The Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require.  The Chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide.  Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time.  Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting.  Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing.  The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Corporation’s minute book.  The Audit Committee may invite any Director who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Audit Committee, in its sole discretion, considers appropriate.

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          One third, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.  In the absence or disqualification of any member of the Audit Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Board Member.

Approved: September 13, 2005.

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APPENDIX B

PROSPECT ENERGY CORPORATION

(THE “CORPORATION”)

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

CHARTER

Purpose

          The purpose of the Nominating and Corporate Governance Committee is to select qualified nominees to be elected to the board of directors (the “Board of Directors”) of the Corporation by the Corporation’s stockholders at the annual stockholder meeting, select qualified nominees to fill any vacancies on the Board of Directors or a Committee thereof (consistent with criteria approved by the Board of Directors), develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Corporation, oversee the evaluation of the Board of Directors and management, and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance Committee.

Membership Requirements

          The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two.  The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors.  For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are Corporation Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Corporation; and (ii) are “independent directors” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards (the “NASD Listing Standards”) and any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors.  The members of the Nominating and Corporate Governance Committee shall be appointed annually by the Board of Directors and may be removed at any time, with or without cause, by the Board of Directors.  The Chairman of the Nominating and Corporate Governance Committee will be appointed by the members of the Nominating and Corporate Governance Committee, which Chairmanship shall rotate periodically amongst its members as frequently as determined by the Nominating and Corporate Governance Committee.

Authority

          In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion.  The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.  The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

Responsibilities

          The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance.  The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose.

          The Nominating and Corporate Governance Committee shall:

A.	Select a replacement Director when a vacancy on the Board of Directors (or a committee thereof) occurs or is anticipated.

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B.

Establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

to the extent required, compliance with the independence and other applicable requirements of the NASD Listing Standards, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Charter; and

the ability to contribute to the effective management of the Corporation, taking into account the needs of the Corporation and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Corporation operates.

C.	Consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

D.

Annually evaluate the qualifications of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Corporation and tenure of its members, and of the Board of Director’s anticipated needs.

E.

Upon a significant change in a member of the Board of Director’s personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board, review, as appropriate the continued Board membership of such member.

F.	Report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

G.	Review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for approval.

H.

Conduct an annual evaluation of the Board and each committee to determine whether each of them is functioning effectively, and submit a report to the full Board at the end of the review.  The Nominating and Corporate Governance Committee will discuss the review with the full Board following the end of each fiscal year.

I.

The Nominating and Corporate Governance Committee shall monitor compliance with the Corporation’s Code of Conduct under the Sarbanes-Oxley Act of 2002 and the NASD Listing Standards, including reviewing with the Chief Compliance Officer the adequacy and effectiveness of the Corporation’s procedures to ensure proper compliance.  The Committee shall also recommend amendments to the Corporation’s Code of Conduct to the Board of Directors as the Committee may deem appropriate.

Meetings

          Subject to the By-Laws and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet not less than two times a year at such time as the Chairman of the Nominating and Corporate Governance Committee shall designate.  The Chairman of the Nominating and Corporate Governance Committee shall develop and set the Nominating and Corporate Governance Committee’s agenda, in consultation with the other members of the Nominating and Corporate Governance Committee.  Each member of the Board of Directors and members of management are free to suggest the inclusion of items on the agenda.  The agenda and information concerning the business to be conducted at each Nominating and Corporate Governance Committee meeting shall, to the extent practical, be distributed to the members of the Nominating and Corporate Governance

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Committee sufficiently in advance of each meeting to permit meaningful review.  The Nominating and Corporate Governance Committee shall fix its own rules of procedure, and a majority of the number of members then serving on the Nominating and Corporate Governance Committee shall constitute a quorum.  The Nominating and Corporate Governance Committee shall keep minutes of its meetings, and all action taken by it shall be reported to the Board of Directors.

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